UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 19, 2025

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On November 20, 2025, ARE-NC Region No. 21 LLC, a Delaware limited liability company (the “Landlord”), delivered to Adverum Biotechnologies, Inc. (the “Company”) and Adverum NC, LLC, a notice of termination (the “Termination Notice”) of that certain Lease Agreement, dated January 8, 2021, as amended (the “Original Lease”), for the Company’s premises located at 14 TW Alexander Drive, Durham, North Carolina. Pursuant to the Notice, the Original Lease was terminated as of November 19, 2025. Prior to the Termination Notice, the term of the Original Lease was set to expire in October 2037. As consideration for the early termination, the Company previously agreed to pay Landlord $0.1 million in cash within 30 days of the receipt of the Termination Notice, and to release to Landlord a promissory note of $7.4 million (the “Promissory Note”) which was previously held in escrow. The maturity date of the Promissory Note is the earlier of January 31, 2031 or the Company’s achievement of at least $150 million in annual net revenues or annual royalties from its lead candidate, Ixo-vec, and will accelerate upon a change of control of the Company.

The foregoing description of the Termination Notice and Promissory Note does not purport to be complete and is qualified in its entirety by reference, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.02 included in this Current Report is hereby incorporated into this Item 2.03 by reference.

Item 8.01 Other Events.

The Company announced that it completed the target enrollment of 284 patients of its pivotal Phase 3 ARTEMIS trial on November 19, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Lease Termination Notice, dated November 19, 2025, by and among Adverum Biotechnologies, Inc., Adverum NC, LLC and ARE-NC REGION NO. 21, LLC.

10.2	Promissory Note, dated November 19, 2025, by and between Adverum Biotechnologies, Inc. and ARE-NC REGION NO. 21, LLC.

104	The cover page of this report has been formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: November 21, 2025	By:	/s/ Laurent Fischer
Laurent Fischer, M.D.
President and Chief Executive Officer